                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported)          NOVEMBER 16, 1998
                                                            -----------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

(AS SERVICER ON BEHALF OF CC MASTER CREDIT CARD TRUST II (FORMERLY CHEVY CHASE
                         MASTER CREDIT CARD TRUST II))



   LAWS OF THE UNITED STATES            33-99334                76-0039224
   -------------------------            --------                ----------
  (State or other jurisdiction   (Commission File Number)      (IRS Employer
of incorporation or organization)                         Identification Number)


201 NORTH WALNUT STREET, WILMINGTON, DELAWARE                          19801
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(Address of principal executive offices)                            (Zip Code)


                302/594-4117
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Registrant's telephone number, including area code


                              N/A
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  (Former name, former address and former fiscal year, if changed since last report)
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ITEM 5. OTHER EVENTS

        Effective October 1998, First USA Bank, National Association as Transferor and Servicer of CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II), changed the bankruptcy and deceased charge off policies of the Trust to conform to that of First USA Bank, National Association. As of October 1998, bankruptcies and deceased charge-off accounts were charged off at 90 days. The effect of this change for the month of October was to decrease the charge-off percentage by approximately 4.0% for CC Master Credit Card Trust II. Prior to October 1998, all bankruptcies and deceased charge-off accounts were charged off at 30 days.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (C)  EXHIBITS.

             The following exhibits are filed as a part of this report:

             99.1     Monthly Certificateholders' Statement for Series 1995-A

             99.2     Monthly Statement to Certificateholders for Series 1995-A

             99.3     Monthly Certificateholders' Statement for Series 1995-C

             99.4     Monthly Statement to Certificateholders for Series 1995-C

             99.5     Monthly Certificateholders' Statement for Series 1996-A

             99.6     Monthly Statement to Certificateholders for Series 1996-A

             99.7     Monthly Certificateholders' Statement for Series 1996-C

             99.8     Monthly Statement to Certificateholders for Series 1996-C

             99.9     Monthly Certificateholders' Statement for Series 1998-A

             99.10    Monthly Statement to Certificateholders for Series 1998-A
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                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              FIRST USA BANK, NATIONAL ASSOCATION
                              As Servicer of the CC Master Credit Card Trust II (formerly Chevy Chase Master Credit Card Trust II)


                              By:  /s/ Tracie H. Klein
                                   ---------------------------------------
                                   Name:   Tracie H. Klein
                                   Title:  Vice President



Date:  December 15, 1998
       -----------------
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                                 EXHIBIT INDEX


Exhibit No.              Description                                        Page
-----------              -----------                                        ----

99.1           Monthly Certificateholders' Statement for Series 1995-A

99.2           Monthly Statement to Certificateholders for Series 1995-A

99.3           Monthly Certificateholders' Statement for Series 1995-C

99.4           Monthly Statement to Certificateholders for Series 1995-C

99.5           Monthly Certificateholders' Statement for Series 1996-A

99.6           Monthly Statement to Certificateholders for Series 1996-A

99.7           Monthly Certificateholders' Statement for Series 1996-C

99.8           Monthly Statement to Certificateholders for Series 1996-C

99.9           Monthly Certificateholders' Statement for Series 1998-A

99.10          Monthly Statement to Certificateholders for Series 1998-A